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                                                                  EXHIBIT (e)(6)

                           FORM OF REVISED SCHEDULE A
                          TO THE DISTRIBUTION AGREEMENT

         THIS SCHEDULE A, dated as of ____ __, 2008, is revised Schedule A to that certain Distribution Agreement dated as of September 27, 2001, as amended, between Aston Funds (f/k/a ABN AMRO Funds) and PFPC Distributors, Inc., assignee to ABN AMRO Distribution Services (USA), Inc. This Exhibit A shall supersede all previous forms of this Exhibit A.

                                   ASTON FUNDS

                    Aston/ABN AMRO Investor Money Market Fund
                       Aston/McDonnell Municipal Bond Fund
                           Aston/TCH Fixed Income Fund
                               Aston Balanced Fund
                           Aston/Optimum Mid Cap Fund
                           Aston/ABN AMRO Growth Fund
                      Aston/Veredus Aggressive Growth Fund
                        Aston/Veredus Select Growth Fund
                      Aston/Montag & Caldwell Balanced Fund
                       Aston/Montag & Caldwell Growth Fund
                           Aston/Veredus SciTech Fund
                            Aston/TAMRO All Cap Fund
                           Aston/TAMRO Small Cap Fund
                         Aston/ABN AMRO Real Estate Fund
                                Aston Value Fund
                       ABN AMRO Treasury Money Market Fund
                      ABN AMRO Government Money Market Fund
                      ABN AMRO Tax-Exempt Money Market Fund
                           ABN AMRO Money Market Fund
                 ABN AMRO Institutional Prime Money Market Fund
                      Aston/TCH Investment Grade Bond Fund
                   Aston/River Road Dynamic Equity Income Fund
                      Aston/River Road Small Cap Value Fund
                    Aston/Optimum Large Cap Opportunity Fund
                       Aston/River Road Small-Mid Cap Fund
                     Aston/ABN AMRO Global Real Estate Fund
                        Aston/Neptune International Fund
                   Aston/Montag & Caldwell Mid Cap Growth Fund
                       Aston/ClariVest Mid Cap Growth Fund
                        Aston/Barings International Fund
                        Aston/Cardinal Mid Cap Value Fund
                   Aston/SGA International Small-Mid Cap Fund
                         Aston/Smart Allocation ETF Fund
                      Aston/MB Enhanced Equity Income Fund
                   Aston/New Century Absolute Return ETF Fund

PFPC DISTRIBUTORS, INC.                     ASTON FUNDS


By:                                         By:
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Title:                                      Title:
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